UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2025

NATURAL ALTERNATIVES INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-15701

Delaware	84-1007839
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1535 Faraday Avenue, Carlsbad, CA 92008
(Address of principal executive offices, including zip code)

760-736-7700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	NAII	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 20, 2025 Natural Alternatives International, Inc., a Delaware corporation, ("NAI") entered into an amended credit facility with Wells Fargo Bank, National Association ("Wells Fargo"). The amended credit facility extends NAI's current credit facility with Wells Fargo to December 31, 2026, decreases the maximum principal amount that can be borrowed from $12,500,000 to $10,000,000, and adds the Company’s powder processing facility in Carlsbad California as security for the amended credit agreement. The Sixth Amendment to Credit Agreement amends the formerly in force Credit Agreement, the Second Modification to Revolving Line of Credit Note modifies the former Revolving Line of Credit Note, and the First Modification of Deed of Trust and Assignment of Rents and Leases modifies the existing Deed of Trust securing a term loan with Wells Fargo that was used in the acquisition of the facility, to also secure the amended Revolving Line of Credit Note. The former Security Agreement by and between NAI and Wells Fargo effective as of July 1, 2019 remains in place.

The foregoing description does not purport to be complete and is qualified in its entirety by the agreements attached hereto as Exhibits 10.40, 10.41 and 10.42, each of which is incorporated herein by reference.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

ITEM 7.01	REGULATION FD DISCLOSURE.

On June 23, 2025, NAI issued a press release announcing the amendment of its credit facility. A copy of the press release is attached hereto as Exhibit 99.9 and incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

10.40	Sixth Amendment to Credit Agreement by and between NAI and Wells Fargo effective as of June 20, 2025.

10.41	Second Amendment to Revolving Line of Credit Note made by NAI for the benefit of Wells Fargo dated June 20, 2025.

10.42	First Modification of Deed of Trust and Assignment of Rents and Leases dated June 20, 2025.

99.9	Press Release dated June 23, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Natural Alternatives International, Inc.
a Delaware corporation

June 23, 2025	By:	/s/ Mike Fortin
Mike Fortin, Chief Financial Officer